EQ ADVISORS TRUSTSM

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED AUGUST 2, 2018 TO THE PROSPECTUS DATED MAY 1, 2018, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2018, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

The purpose of this Supplement is to provide you with information regarding an investment strategy change for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio (the “Portfolio”).

Effective on or about October 1, 2018, the AXA/Mutual Large Cap Equity Managed Volatility Portfolio will no longer be an Underlying Portfolio in which the Portfolio invests and will be replaced with the AXA 500 Managed Volatility Portfolio. As of that date, all references to AXA/Mutual Large Cap Equity Managed Volatility Portfolio in relation to the Portfolio are deleted.

Effective on or about October 1, 2018, the section of the Prospectus entitled “AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Class IA, IB and K Shares — Investments, Risks, and Performance — Principal Investment Strategy” is amended to include the following information:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the AXA/Franklin Balanced Managed Volatility Portfolio and AXA/Templeton Global Equity Managed Volatility Portfolio (together, the “Franklin Templeton Portfolios”), and AXA 500 Managed Volatility Portfolio (together with the Franklin Templeton Portfolios, the “Underlying Portfolios”), each of which is a separate portfolio managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”). The AXA 500 Managed Volatility Portfolio is managed by the Adviser and sub-advised by two sub-adviser, one of which utilizes an indexing strategy for the portfolio and the other of which is responsible or the selection, research and trading of futures and options to manage the portfolio’s equity exposure.

The AXA 500 Managed Volatility Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio’s is divided into two distinct portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the portfolio based on the level of volatility in the market. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index. The other portion of the portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the portfolio’s equity exposure.

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Effective on or about October 1, 2018, the section of the Prospectus entitled “Information Regarding the Underlying Portfolios and Underlying ETFs — AXA/Franklin Templeton Allocation Managed Volatility Portfolio” is amended to include the following information:

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA 500 Managed Volatility Portfolio	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	The Portfolio is divided into two portions; one utilizes a passive investment index style focused on equity securities of large-capitalization companies and the other portion utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Portfolio may also invest in ETFs.

•  Cash Management Risk

•  Derivatives Risk

•  Equity Risk

•  ETFs Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Multiple Sub-Adviser Risk

•  Portfolio Management Risk

•  Regulatory Risk

•  Sector Risk

•  Securities Lending Risk

•  Short Position Risk

•  Volatility Management Risk

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Effective on or about October 1, 2018, the section of the Prospectus entitled “Management of the Trust — Expense Limitation Agreement” is amended to include the following information:

Voluntary Expense Limitation

Effective on or about October 1, 2018, the Adviser has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the AXA/Franklin Templeton Allocation Managed Volatility Portfolio so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IA and Class IB shares of the Portfolio and 0.95% for Class K shares of the Portfolio. Voluntary waivers may be reduced or discontinued at any time without notice.

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